UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

ANDRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Orange Drive, Davie, Florida	33314

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 584-0300

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

See attached press release dated August 12, 2002 filed as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 — Press Release dated August 12, 2002.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRX CORPORATION

Date: August 13, 2002	By: /s/ Angelo C. Malahias

Angelo C. Malahias Senior Vice President and Chief Financial Officer

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